UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco Dynamic Credit Opportunity Fund

Invesco Senior Loan Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote by telephone.

•	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect fourteen Nominees to the Board of Trustees.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board unanimously recommends that you vote FOR ALL of the Nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important – this means your vote too. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the January 16, 2024 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call and other solicitations from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by the www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•

Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the shareholder with the proxy card and/or voting instruction card.

•	Firewall – To protect the confidentiality of your account records,

www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts:  Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts:  The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on January 16, 2024 at 2:00 p.m. Central Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Special Joint Meeting of Shareholders of the Funds taking place on January 16, 2024, Press 1.

If you have questions regarding the Special Meeting of Shareholders for the Invesco V.I. Conservative Balanced Fund taking place on January 18, 2024, Press 2.

If you plan to attend the Special Meeting of Shareholders of the Funds, Press 3.

If you plan to attend the Invesco V.I. Conservative Balanced Fund, Press 4.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 3	Thank you for planning to attend the upcoming Special Joint Meeting of Shareholders, which is currently scheduled for 2:00 p.m. Central Time on January 16, 2024.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

OPTION 4

Thank you for planning to attend the upcoming Special Meeting of Shareholders of the Invesco V.I. Conservative Balanced Fund which is currently scheduled for 1:00 p.m. Central Time on January 18, 2024.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

From: Invesco Funds <noenvelope@proxydirectmail.com>

Sent: Monday, November 20, 2023 12:04 PM

To: XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Subject: Urgent Please Vote | Invesco Funds Special Meeting of Shareholders

Dear Invesco Funds Shareholder:

Thank you for choosing electronic delivery of your Invesco Funds documents. You are receiving this email because you consented to receive your proxy materials over the Internet. This email provides the information you will need to view the Proxy Statement online, access your Proxy Card, and vote your shares.

The Special Joint Meeting of Shareholders will take place at 2:00 p.m., January 16, 2024. It is important that you actively participate in the proxy process. For your convenience, electronic versions of the Proxy Statement, and the Sample Proxy Voting Card are available at the below website for you to view or download.

https://www.proxy-direct.com/inv-33585

After you have reviewed the materials, please submit your vote promptly. Voting promptly can help decrease the costs to the Funds.

Voting Your Proxy via the Internet

Online voting is a convenient and a secure way to vote. You may access your proxy card and vote your proxy by clicking on the link(s) provided below. The link will take you directly to the proxy voting site where you can submit your vote.

The control number and security code shown below will auto-populate when you click on the link(s) provided below.

Fund: Invesco Active Allocation Fund

Fund: Invesco Advantage International Fund

Fund: Invesco American Franchise Fund

Fund: Invesco AMT-Free Municipal Income Fund

Fund: Invesco Balanced-Risk Allocation Fund

Fund: Invesco Balanced-Risk Commodity Strategy Fund

Fund: Invesco California Municipal Fund

Fund: Invesco Capital Appreciation Fund

Fund: Invesco Charter Fund

Fund: Invesco Comstock Fund

Fund: Invesco Comstock Select Fund

Fund: Invesco Conservative Income Fund

Fund: Invesco Convertible Securities Fund

Fund: Invesco Core Bond Fund

Fund: Invesco Core Plus Bond Fund

Fund: Invesco Corporate Bond Fund

Fund: Invesco Developing Markets Fund

Fund: Invesco Discovery Fund

Fund: Invesco Discovery Mid Cap Growth Fund

Fund: Invesco Diversified Dividend Fund

Fund: Invesco Dividend Income Fund

Fund: Invesco Dynamic Credit Opportunity Fund

Fund: Invesco Emerging Markets Local Debt Fund

Fund: Invesco Energy Fund

Fund: Invesco Environmental Focus Municipal Fund

Fund: Invesco Equally-Weighted S&P 500 Fund

Fund: Invesco Equity and Income Fund

Fund: Invesco EQV Asia Pacific Equity Fund

Fund: Invesco EQV Emerging Markets All Cap Fund

Fund: Invesco EQV European Equity Fund

Fund: Invesco EQV European Small Company Fund

Fund: Invesco EQV International Equity Fund

Fund: Invesco EQV International Small Company Fund

Fund: Invesco Exchange Fund

Fund: Invesco Floating Rate ESG Fund

Fund: Invesco Fundamental Alternatives Fund

Fund: Invesco Global Allocation Fund

Fund: Invesco Global Core Equity Fund

Fund: Invesco Global Focus Fund

Fund: Invesco Global Fund

Fund: Invesco Global Infrastructure Fund

Fund: Invesco Global Opportunities Fund

Fund: Invesco Global Real Estate Fund

Fund: Invesco Global Real Estate Income Fund

Fund: Invesco Global Strategic Income Fund

Fund: Invesco Gold & Special Minerals Fund

Fund: Invesco Government & Agency Portfolio

Fund: Invesco Government Money Market Fund

Fund: Invesco Greater China Fund

Fund: Invesco Growth and Income Fund

Fund: Invesco Health Care

Fund Control Number: 58599999001000

Security Code: 99999999

Click Here to Vote

Fund: Invesco High Yield Bond Factor Fund

Fund: Invesco High Yield Fund

Fund: Invesco High Yield Municipal Fund

Fund: Invesco Income Advantage International Fund

Fund: Invesco Income Advantage U.S. Fund

Fund: Invesco Income Allocation Fund

Fund: Invesco Income Fund

Fund: Invesco Intermediate Bond Factor Fund

Fund: Invesco Intermediate Term Municipal Income Fund

Fund: Invesco International Bond Fund

Fund: Invesco International Diversified Fund

Fund: Invesco International Small-Mid Company Fund

Fund: Invesco Limited Term California Municipal Fund

Fund: Invesco Limited Term Municipal Income Fund

Fund: Invesco Liquid Assets Portfolio

Fund: Invesco Macro Allocation Strategy Fund

Fund: Invesco Main Street All Cap Fund

Fund: Invesco Main Street Fund

Fund: Invesco Main Street Mid Cap Fund

Fund: Invesco Main Street Small Cap Fund

Fund: Invesco Master Loan Fund

Fund: Invesco MSCI World SRI Index Fund

Fund: Invesco Multi-Asset Income Fund

Fund: Invesco Municipal Income Fund

Fund: Invesco NASDAQ 100 Index Fund

Fund: Invesco New Jersey Municipal Fund

Fund: Invesco Oppenheimer International Growth Fund

Fund: Invesco Pennsylvania Municipal Fund

Fund: Invesco Premier Portfolio

Fund: Invesco Premier U.S. Government Money Portfolio

Fund: Invesco Quality Income Fund

Fund: Invesco Real Estate Fund

Fund: Invesco Rising Dividends Fund

Fund: Invesco Rochester® AMT-Free New York Municipal Fund

Fund: Invesco Rochester® Limited Term New York Municipal Fund

Fund: Invesco Rochester® Municipal Opportunities Fund

Fund: Invesco Rochester® New York Municipals Fund

Fund: Invesco S&P 500 Index Fund

Fund: Invesco Select Risk: Conservative Investor Fund

Fund: Invesco Select Risk: Growth Investor Fund

Fund: Invesco Select Risk: High Growth Investor Fund

Fund: Invesco Select Risk: Moderate Investor Fund

Fund: Invesco Select Risk: Moderately Conservative Investor Fund

Fund: Invesco Senior Floating Rate Fund

Fund: Invesco Senior Loan Fund

Fund: Invesco Short Duration High Yield Municipal Fund

Fund: Invesco Short Duration Inflation Protected Fund

Fund: Invesco Short Term Bond Fund

Fund: Invesco Short Term Municipal Fund

Fund: Invesco SMA High Yield Bond Fund

Fund: Invesco SMA Municipal Bond Fund

Control Number: 58599999002000

Security Code: 99999999

Click Here to Vote

Fund: Invesco Small Cap Equity Fund

Fund: Invesco Small Cap Growth Fund

Fund: Invesco Small Cap Value Fund

Fund: Invesco SteelPath MLP Alpha Fund

Fund: Invesco SteelPath MLP Alpha Plus Fund

Fund: Invesco SteelPath MLP Income Fund

Fund: Invesco SteelPath MLP Select 40 Fund

Fund: Invesco STIC Prime Portfolio

Fund: Invesco Summit Fund

Fund: Invesco Technology Fund

Fund: Invesco Treasury Obligations Portfolio

Fund: Invesco Treasury Portfolio

Fund: Invesco U.S. Government Money Portfolio

Fund: Invesco Value Opportunities Fund

Fund: Invesco World Bond Factor Fund

Control Number: 58599999003000

Security Code: 99999999

Click Here to Vote

You can also go to https://www.proxy-direct.com and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually for your vote to be captured on all accounts.

Voting Your Proxy via Telephone

To vote by telephone (toll-free), please call 1-800-337-3503 and follow the instructions when prompted. When the system prompts you to enter the 14 digit number located in the shaded box on your proxy card, please enter the Control Number from this e-mail. When the system prompts you to enter the 8 digit code located in the unshaded box on your proxy card, please enter the Security Code from this email. As a reminder, have your sample proxy card handy when voting online or by telephone.

Thank you for choosing Invesco Funds.

Sincerely,

Computershare Funds Services, Independent Tabulator for Invesco Funds.

Computershare INVESCO Funds WO # 33585—TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD ** IVR Revision 11/17/2023 WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.” IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: Okay, you’ll be voting your proxy for shares in Invesco Funds. The Board Recommends a vote FOR” the proposal. IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again “ IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin “ THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS: “Proposal 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.” IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR: “Okay, voting for all nominees” IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR: “Okay, voting withhold on all nominees “ IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR: “Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. “ THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.” AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS: “OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS: “To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).” WHEN # IS PRESSED, THE SHAREHOLDER HEARS: “Okay, finished withholding from nominees” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows “ [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

INVESCO WO # 33585- TOUCH-TONE TELEPHONE VOTING SCRIPT ** VOTING INSTRUCTION CARD ** IVR Revision 11/17/2023 WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-866-298-8476, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.” IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: Okay, you’ll be voting your proxy for shares in Invesco Funds. The Board Recommends a vote FOR” the proposal. IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again “ IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” THEN MATCHING THE SHAREHOLDER’S VOTING INSTRUCTION CARD , THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL: “Proposal 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.” IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR: “Okay, voting for all nominees” IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR: “Okay, voting withhold on all nominees “ IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR: “Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. “ THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.” AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS: “OK, withholding your vote from nominee number N” [Where N is the nominee number entered]” THEN THE SHAREHOLDER HEARS: “To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).” WHEN # IS PRESSED, THE SHAREHOLDER HEARS: “Okay, finished withholding from nominees” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows “ [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice. I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

computershare proxydirect Enter your 14 digit control number from the shaded box on your notice or card: Enter your 8 digit security code from the unshaded box on your notice or card: Login Sample Sample Notice Proxy/ Voting Instruction Card xxx xxxx xxxx xxx xxxx xxxx Control Number Security Code you can use the Control Number xxx xxxx xxxx xxx xxxx xxxx Control Number Security Code WARNING This resource is provided for authorized users only. Any unauthorized access use or publication of this content is strictly 1 prohibited. Violators will be prosecuted . Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties you should refer to your Proxy Package for other voting options. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Mark All For Withhold Proposal 1.01 To Elect : Beth Ann Brown For Withhold 1.02 To Elect : Carol Deckbar For Withhold 1.03 To Elect : Cynthia Hostetler For Withhold 1.04 To Elect : Or. Eli Jones For Withhold 1.05 To Elect : Elizabeth Krentzman For Withhold 1.06 To Elect : Jeffrey H. Kupor For Withhold 1.07 To Elect : Anthony J. LaCava, Jr. For Withhold 1.08 To Elect : James Liddy For Withhold 1.09 To Elect : Or. Prema Mathai Oavis For Withhold 1.10 To Elect : Joel W. Motley For Withhold 1.11 To Elect : Teresa Ressel For Withhold 1.12 To Elect : Douglas Sharp For Withhold 1.13 To Elect : Robert C. Troccoli For Withhold 1.14 To Elect : Daniels . Vandivort For Withhold If you have questions regarding the voting process please call Cancel Vote & Exit Submit Vote 11-877-456-7881

Computershare proxydirect Log Out Thank you. Your voting instructions have been submitted for processing. If necessary you can revisit the Internet voting site at any time before the meeting on 1/16/2024 2:00 PM CT to submit new voting instructions. This is a summary of your voting instructions for the invesco funds special. meeting. You may print this page for your records. Print Page Instructions submitted on 11/21/2023 11:38:24 [ET] 1.01 To Elect : Beth Ann Brown Voted For 1.02 To Elect : Carol Oeckbar Voted for 1.03 To Elect : Cynthia Hostetler Voted For 1.04 To Elect : Or. Eli Jones Voted for 1.05 To Elect : Elizabeth Krentzm an Voted For 1.06 To Elect : Jeffrey H. Kupor Voted for 1.07 To Elect : Anthony J. LaCava Jr. Voted For 1.08 To Elect : James Liddy Voted for 1.09 To Elect : Or. Prema tvnath Oavis Voted for 1.10 To Elect : Joel w. Motley Voted for 1.11 To Elect : Teresa M. Ressel Voted for 1.12 To Elect : Dougl as Sharp Voted for 1.13 To Elect : Robert C. Troccoli Voted for 1.14 To Elect : Daniel S. Vandivort Voted for Vote Another Card or Exit Enter your e-mail address in the following text box if you would like an e-mail confirmation of your vote. E-mail: Confirm E-mail: Send E-mail